AMENDMENT NO. 2 AND SUPPLEMENT TO ASSET PURCHASE AGREEMENT


     THIS AMENDMENT NO. 2 AND SUPPLEMENT TO ASSET PURCHASE AGREEMENT(this "Amendment No 2"), dated as of July 8, 1998, is made and entered into by and among SONIC AUTOMOTIVE, INC., a Delaware corporation ("Buyer"), HATFIELD JEEP EAGLE, INC., an Ohio corporation; HATFIELD LINCOLN MERCURY, INC., an Ohio corporation; WESTSIDE DODGE, INC., an Ohio corporation, TOYOTA WEST, INC., an Ohio corporation; and HATFIELD HYUNDAI, INC., an Ohio corporation (collectively, the "Sellers" and each, individually, a "Seller"); and BUD C. HATFIELD, DAN E. HATFIELD, and DAN E. HATFIELD, AS TRUSTEE OF THE BUD C. HATFIELD, SR. SPECIAL IRREVOCABLE TRUST (collectively, the Shareholders").

                              W I T N E S S E T H:

         WHEREAS, Buyer, Sellers and Shareholders have entered into that certain Asset Purchase Agreement dated as of February 4, 1998, as amended by an Amendment No. 1 and Supplement thereto dated as of May 28, 1998 (as so amended the "Purchase Agreement"); and

         WHEREAS, capitalized terms not otherwise defined herein shall have the meaning assigned to such term in the Purchase Agreement.

         WHEREAS, Buyer, Seller and Shareholders desire to further amend and supplement the Purchase Agreement as hereinafter provided.

         NOW, THEREFORE, the parties agree as follows:

         1. GENERAL. The parties acknowledge that the Buyer has not received approval from Toyota Motor Distributors, Inc. to be an authorized Toyota dealer to operate the Purchased Assets to be purchased from Toyota West, Inc. ("TWI") as set forth in the Purchase Agreement (the "Toyota Approval"). Accordingly, the parties agree that the Closing shall occur July 8, 1998 and that all of the Purchased Assets, other than the Assets of TWI required to be transferred under the Purchase Agreement (the "TWI Assets"), shall be transferred to Buyer at the Closing. The parties also agree that the Assumed Liabilities related to Toyota (the "TWI Liabilities") will not be assumed at the closing on this date and that the Dealership Lease related to the location where TWI conducts its business (the "TWI Lease") will not be entered into at the closing on this date. The parties further agree that:

                  a. TWI shall hold and operate the TWI Assets and pay and perform the TWI Liabilities, and otherwise operate the TWI business, with the advice and assistance of the Buyer in accordance with terms of a Consulting Agreement between Buyer, as the consultant, and TWI dated of even date herewith (the "Consulting Agreement").



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                  b. During the period beginning with the Closing and ending on the date which is sixty (60) days from the date of the Closing (the "Toyota Approval Deadline"), $7,300,000 of the Purchase Price (the "Escrowed Funds") shall be deposited by the Buyer in cash with The Fifth Third Bank of Columbus (the "Escrow Bank") in Columbus, Ohio, and held in escrow subject to withdrawal only by joint instruction in writing from the Sellers' Agent and the President of the Buyer, except as otherwise specifically contemplated by this Amendment No. 2. All earnings on the Escrowed Funds shall be paid to TWI on a monthly basis.

                  c. If, at any time prior to the Toyota Approval Deadline, Buyer shall receive the Toyota Approval on terms satisfactory to the Buyer in its sole discretion, the parties shall promptly complete the closing under the Purchase Agreement, insofar as it relates to the TWI Assets, the TWI Liabilities, and the TWI Lease. In such event the Sellers' Agent and the President of the Buyer shall instruct the Escrow Bank to pay all amounts held by it to TWI, and Buyer shall assume the TWI Liabilities and the parties shall execute the TWI Lease, whereupon the Consulting Agreement shall terminate.

                  d. If Buyer does not receive the Toyota Approval on terms satisfactory to the Buyer in its sole discretion on or before the Toyota Approval Deadline, the following shall occur:

                           (i) The Escrow Agent shall automatically pay from the
Escrowed Funds: (A) to TWI, the sum of $3,000,000, plus all interest on the Escrowed Funds; and (B) to the Buyer, the sum of $4,300,000.

                           (ii) The Consulting Agreement shall terminate.

                           (iii) During the period ending one year after the
Toyota Approval Deadline, TWI shall continue to operate its Toyota dealership business in the ordinary course and consistent with past practices and will not sell or otherwise dispose of any of the TWI Assets or the stock of TWI without the prior written consent of the Buyer. If requested by the Buyer, TWI shall use reasonable efforts to sell the TWI Assets to a third party. If TWI shall receive an offer and executed purchase documents from a third party buyer within such time period, upon the sale of such TWI Assets, TWI shall pay the excess of the net sales proceeds (gross sales proceeds less all closing costs, including brokerage, legal, accounting, appraisal and other professional fees incurred in connection with the sale of the TWI business) in excess of $4,300,000 to Buyer.

                           (iv) If Buyer shall receive the Toyota Approval after
the Toyota Approval Deadline, but before the end of the period ending one year after the Toyota Approval Deadline, and provided TWI has received the payment described in subsection 1 (d)(i) above, TWI shall, upon the request of the Buyer, transfer the TWI Assets to Buyer for a purchase price of $7,300,000, less a credit to the Buyer of $3,000,000, in satisfaction of Sellers' obligations to Buyer under the Purchase Agreement. In such event the Buyer shall assume the TWI Liabilities and the parties shall enter into the TWI Lease.



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                           (v) If Buyer has not received the Toyota
Approval on or before the date which is one year following the Toyota Approval Deadline, and TWI shall not have sold the TWI Assets to the Buyer or a third party as set forth above, TWI shall be free to operate the TWI Assets in any manner it desires free of any restrictions from Buyer of the Purchase agreement.

         2. AMENDMENTS TO PURCHASE AGREEMENT. Notwithstanding any provisions of the Purchase Agreement, the Buyer, Sellers and Shareholders hereby agree as follows:

                  a. The purchase price allocation set forth in Part I of
Schedule 1.3 (d) to the Purchase Agreement shall be modified as set forth in the revised Part I of Schedule 1.3(d) attached hereto.

                  b. At the Closing, the Buyer shall pay the Closing Payment, together with interest on the entire Purchase Price at the Interest Rate from and including July 1, 1998 through the Closing Date (the "Interest Amount"), as follows:

                           (i)  $27,225,000, plus the Interest Amount, shall be
paid to the Sellers (other than TWI) in the manner contemplated in the Purchase Agreement; and

                           (ii) $7,300,000 shall be delivered to the Escrow
Bank.

                  c. Notwithstanding anything contained herein, in the Purchase Agreement or and agreement contemplated by the Purchase Agreement (the Transaction Documents") to the contrary, the operation of the TWI Assets by TWI shall not be deemed to be a violation by the Sellers or Shareholders of any of the Transaction Documents, provided, such that Sellers and Shareholders shall not act in bad faith .

         3. PURCHASE AGREEMENT CONFIRMED. Except as set forth in this Amendment No. 2, the Purchase Agreement is hereby confirmed and shall remain in full force and effect.

         4.       MISCELLANEOUS.

                 a. This Amendment No. 2 shall be construed and enforced according to the laws of the State of Ohio and shall inure to the benefit of, and be binding upon, the parties, their respective successors and assigns.

                  b.This Amendment No. 2 may be modified only by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged.




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                  c. This Amendment No. 2 may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 on the date first above written.

                                    BUYER:

                                    SONIC AUTOMOTIVE, INC., Delaware corporation

                                    By:/s/ B. Scott Smith
                                      __________________________________________

                                    Its: President
                                        ________________________________________


                                    SELLERS:

                                    HATFIELD JEEP EAGLE, INC.,
                                    an Ohio corporation

                                    By: /s/ Dan E. Hatfield
                                       _________________________________________

                                    Its: President
                                        ________________________________________


                                    HATFIELD LINCOLN MERCURY, INC.,
                                    an Ohio corporation

                                    By: /s/ Dan E. Hatfield
                                       _________________________________________

                                    Its: President
                                        ________________________________________


                                    WESTSIDE DODGE, INC.,
                                    an Ohio corporation

                                    By: /s/ Bud C. Hatfield
                                       _________________________________________

                                    Its: President
                                        ________________________________________




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                                    HATFIELD HYUNDAI, INC.,
                                    an Ohio corporation

                                    By: /s/ Dan E. Hatfield
                                       _________________________________________

                                    Its: President
                                        ________________________________________


                                    TOYOTA WEST, INC.,
                                    an Ohio corporation

                                    By: /s/ Dan E. Hatfield
                                       _________________________________________

                                    Its: President
                                        ________________________________________


                                    SHAREHOLDERS:


                                    /s/ Bud C. Hatfield
                                    ____________________________________________
                                    BUD C. HATFIELD, SR.

                                    /s/ Dan E. Hatfield
                                    ____________________________________________
                                    DAN E. HATFIELD


                                    BUD C. HATFIELD, SR. SPECIAL
                                    IRREVOCABLE TRUST

                                    By: /s/ Dan E. Hatfield
                                       _________________________________________
                                    Dan E. Hatfield, as Trustee



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